Exhibit 99.1

Contacts:

John W. Smolak	Scott M. Tsujita
EVP CFO & Chief Administrative Officer	VP Finance & Treasurer
Hypercom Corporation	Hypercom Corporation
Phone: 602-504-4750	Phone: 602-504-5161
Email: jsmolak@hypercom.com	Email: stsujita@hypercom.com

HYPERCOM CORPORATION ANNOUNCES
SECOND-QUARTER 2003 FINANCIAL RESULTS

Highlights:

•	Income from continuing operations of $4.8 million and income before discontinued operations of $3.0 million exceeds street consensus estimate and prior year actual

•	Both Transaction Systems Group and Golden Eagle Leasing business units profitable before losses from discontinued operations

•	Net income of $0.5 million, $0.01 per diluted share, after losses from discontinued operations related to the previously announced sale of Horizon Group assets

•	Quarter ending cash balance increased to $51.6 million on $7.8 million positive cash flow from operations

PHOENIX, July 25, 2003-Hypercom Corporation (NYSE: HYC) a leading global supplier of electronic payment solutions, today announced financial results for the three months ended June 30, 2003.

The Company announced that second quarter profitability exceeded the street consensus estimate and prior year actual results. The Company reported income from continuing operations of $4.8 million and income before discontinued operations of $3.0 million as compared to a street consensus estimate of $3.2 million and $1.5 million, respectively; and prior year second quarter actual results of $4.5 million and $1.3 million, respectively.

Current quarter net income of $0.5 million, $0.01 per diluted share, reflected a $2.5 million loss from discontinued operations versus second quarter 2002 net income of $0.4 million, $0.01 per share that included a $0.9 million loss from discontinued operations. The current period loss from discontinued operations included $1.2 million in non-cash expenses to include asset write-downs associated with the planned disposition of the

Horizon Group assets. The Company noted that the current quarter charge is within the Company’s full year planned losses from discontinued operations.

“I am pleased that our previously announced strategies of focused execution, enhanced operating efficiencies and drive to profitability continues to be reflected in our operating results,” stated Chris Alexander, Chairman and Chief Executive Officer of Hypercom. “While our revenues continue to be challenged by the effects of a soft global economy and fierce competition within our industry, we have been able to enhance our profitability and in turn further strengthen our already strong balance sheet. This bodes particularly well for the balance of the year which seasonally represents a higher volume opportunity in our core terminal business.”

The year over year increase in profitability was achieved on consolidated second quarter net revenue of $64.4 million versus $67.8 million for the same quarter last year. The Company closed the quarter with a sales backlog of $83.3 million versus $83.7 million, as of March 31, 2003 and $50.1 million as of June 30, 2002.

The Company continued to strengthen its balance sheet during the quarter as cash balances increased to $51.6 million at June 30, 2003, compared to $29.8 million at December 31, 2002, and $20.8 million at June 30, 2002. Concurrently, the Company continued to reduce its long-term debt as payments received on its direct-finance leases exceeded new lease funding requirements. The Company reported total long-term debt, comprised of mortgage and lease portfolio related non-recourse financing, of $16.7 million and stockholders’ equity of $192.6 million as of June 30, 2003.

Operational Highlights

During the quarter the Company announced several new initiatives and collaborations related to its products including:

•	Announcing a pilot program with New York area McDonald’s restaurants and American Express to establish card payment capability at the outside drive-thru order board using Hypercom’s high speed ICE 5500 terminals to provide simpler and quicker order fulfillment

•	Industrial and Commercial Bank of China (ICBC), a global top ten bank, selected Hypercom as its preferred provider for terminals for 2003, and more significantly selected Hypercom’s advanced, value-added ICE ‘Plus’ terminals as the terminals of choice for merchants in China

•	Hosted the 2003 Global Partners Conference in New Orleans attended by more than 300 industry experts and customers from over 100 countries and featured presentations by senior executives from VISA USA, Bank of America, JCB, and

Mastercard International on emerging trends and initiatives in the electronic payments industry

•	Announced significant new sales contracts with a variety of customers including a contract with Staples, Inc. for fast, feature rich ICE 6000 Plus terminals to be deployed in multi-lane checkout counters throughout the U.S. ICE terminals support a range of value-added applications and services including electronic signature and receipt capture, on-screen advertising, electronic coupons, as well as debit, credit, and EMV smart card functions

•	Released several new terminal products including the ICE 5500 Plus, ICE 5700 Plus, ICE 6000 Plus, and the T7Plus with 56k modem and FastPOS. These smart, fast, and easy-use terminals offer a wide range of new features and functions including smart card acceptance, multi-application, and sure load printer capability. The Company also obtained Visa pin entry device (PED) certification for integrated pinpads in the T7Plus and the ICE 5500 Plus.

FY 2003 Outlook

In consideration of year-to-date results and current expectations for the balance of the year, the Company has amended its previously provided forecast for fiscal year 2003, exclusive of discontinued operations, to reduce consolidated net revenue and narrow the range of anticipated profit. The Company noted that the ability to sustain a higher level of profit in relationship to the revenue adjustment reflects both the marginally profitable nature of the eliminated revenue and the realization of higher gross profit on retained business as a result of continuing efforts to reduce product costs.

	Former Forecast	Current Forecast

Net Revenue	$265.0 — $273.0 mm	$249.0 — $257.0 mm
Income from Continuing Operations	$19.7 — $24.0 mm	$19.7 — $22.0 mm
EBITDA from Continuing Operations (excluding FX gain/loss)	$31.4 — $35.7 mm	$31.4 — $32.7 mm

Forward guidance is predicated on a stable worldwide economy.

Hypercom’s conference call to discuss the financial results for the period ended June 30, 2003, will be held on Friday, July 25, 2003, at 11 a.m. EDT (8 a.m. Phoenix time). The conference call will be simultaneously webcast at Hypercom’s Web site, www.hypercom.com and will also be available after the call has concluded in the investor relations section under “audio.archive”.

About Hypercom (www.hypercom.com)

Celebrating 25 years of technology excellence, innovation and leadership, Hypercom Corporation is a leading global provider of electronic payment solutions that add value at the point-of-sale for consumers, merchants and acquirers, and yield increased profitability for its customers. Hypercom’s products include secure web-enabled information and transaction terminals that work seamlessly with its networking equipment and software applications for e-commerce, m-commerce, smart cards and traditional payment applications.

Hypercom’s widely-accepted Internet-enabled, consumer-activated and EMV-approved touch-screen ICE™ (Interactive Consumer Environment) information and transaction terminals enable acquirers and merchants to decrease costs, increase revenues and improve customer retention.

Headquartered in Phoenix, Arizona, Hypercom has shipped more than six million terminals in over 100 countries, which conduct over 10 billion transactions annually.

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding future events, including the Company’s anticipated financial performance for the remainder of 2003, projections regarding future revenue, cost savings, operating profits, net income, cash flows, working capital, liquidity, compliance with the Company’s credit agreements, manufacturing capacity, introduction of new products and other matters, all of which involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to documents filed by Hypercom Corporation with the Securities and Exchange Commission, specifically the most recent reports on Form 10-K and 10-Q, each as it may be amended from time to time, which identify important risk factors that could cause results to differ from those contained in the forward-looking statements.

Among the important factors or risks that could cause actual results to differ from those contained in the forward-looking statements in this press release are: business, economic and competitive conditions, and growth trends in the payments processing industry in general and in various geographical regions; the commercial feasibility of new products, services, and market development initiatives; risks relating to the introduction of new products; projections regarding specific demand for our products and services; timing of customer orders and changes in customer order patterns; the adequacy of our current facilities and management systems infrastructure to meet our operational needs; the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business; the sufficiency of our reserves for assets and obligations exposed to revaluation; our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations; risks related to our indebtedness and compliance with restrictions and financial covenants in our loan agreements; risks associated with restructuring our business operations; risks associated with utilization of contract manufacturers of our products; our ability to sell unprofitable non-core business entities; future access to capital on terms that are acceptable; global economic conditions and uncertainties in the geopolitical environment; as well as assumptions related to the foregoing.

Forward-looking statements speak only as of the date they are made. We do not undertake and specifically disclaim any obligation to update or revise forward-looking statements to reflect future developments, changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

The Company does not endorse any projections regarding future performance that may be made by third parties.

Our statement regarding our industry leadership is derived from industry surveys of worldwide POS terminal shipments.

Hypercom is a registered trademark of Hypercom Corporation. ICE is a trademark of Hypercom Corporation.

###

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(amounts in thousands, except per share data)

	Three Months Ended

	June 30, 2003			June 30, 2002

	Core			Core
	Business	GEL	Total	Business	GEL	Total
Net revenue	$58,899	$5,498	$64,397	$61,131	$6,717	$67,848
Costs and expenses:
Costs of revenue	34,979	1,661	36,640	36,664	4,520	41,184
Research and development	6,422	—	6,422	6,213	—	6,213
Selling, general and administrative	14,708	1,838	16,546	13,961	1,961	15,922

Total costs and expenses	56,109	3,499	59,608	56,838	6,481	63,319

Income from continuing operations	2,790	1,999	4,789	4,293	236	4,529
Interest income	97	29	126	23	—	23
Interest expense	(544)	(8)	(552)	(749)	—	(749)
Other income	68	—	68	159	—	159
Foreign currency loss	(483)	—	(483)	(2,187)	—	(2,187)

Income before income taxes and discontinued operations	1,928	2,020	3,948	1,539	236	1,775
Provision for income taxes	(952)	—	(952)	(414)	(95)	(509)

Income before discontinued operations	976	2,020	2,996	1,125	141	1,266
Loss from discontinued operations (including $1.6 million loss on disposal in 2003), net of related tax benefit of $389 in 2002	(2,504)	—	(2,504)	(886)	—	(886)

Net income (loss)	$(1,528)	$2,020	$492	$239	$141	$380

Basic earnings (loss) per share:
Income before discontinued operations	$0.02	$0.04	$0.06	$0.02	$—	$0.03
Loss from discontinued operations	(0.05)	—	(0.05)	(0.02)	—	(0.02)

Basic earnings (loss) per share	$(0.03)	$0.04	$0.01	$0.00	$—	$0.01

Diluted earnings (loss) per share:
Income before discontinued operations	$0.02	$0.04	$0.06	$0.02	$—	$0.02
Loss from discontinued operations	(0.05)	—	(0.05)	(0.02)	—	(0.01)

Diluted earnings (loss) per share	$(0.03)	$0.04	$0.01	$0.00	$—	$0.01

Adjusted EBITDA:
Adjusted EBITDA from continuing operations	$5,084	$2,674	$7,758	$7,322	$1,044	$8,366
Adjusted EBITDA from discontinued operations	(1,330)	—	(1,330)	(672)	—	(672)

Total adjusted EBITDA	$3,754	$2,674	$6,428	$6,650	$1,044	$7,694

Adjusted EBITDA per basic share	$0.08	$0.05	$0.13	$0.14	$0.02	$0.16

Adjusted EBITDA per diluted share	$0.08	$0.05	$0.13	$0.13	$0.02	$0.15

Basic shares outstanding			48,829			47,834

Diluted shares outstanding			49,966			51,212

Capital Expenditures			$1,134			$2,714

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(amounts in thousands, except per share data)

	Six Months Ended

	June 30, 2003			June 30, 2002

	Core			Core
	Business	GEL	Total	Business	GEL	Total
Net revenue	$108,695	$11,403	$120,098	$125,029	$13,592	$138,621
Costs and expenses:
Costs of revenue	64,856	4,105	68,961	75,088	9,349	84,437
Research and development	12,235	—	12,235	12,342	—	12,342
Selling, general and administrative	29,765	3,609	33,374	29,058	3,842	32,900

Total costs and expenses	106,856	7,714	114,570	116,488	13,191	129,679

Income from continuing operations	1,839	3,689	5,528	8,541	401	8,942
Interest income	147	57	204	39	—	39
Interest expense	(1,136)	(17)	(1,153)	(2,727)	—	(2,727)
Loss on early extinguishment of debt	—	—	—	(2,618)	—	(2,618)
Other income (expense)	(89)	—	(89)	378	—	378
Foreign currency loss	(946)	—	(946)	(3,779)	—	(3,779)

Income (loss) before income taxes, discontinued operations, and cumulative effect of change in accounting principle	(185)	3,729	3,544	(166)	401	235
(Provision) benefit for income taxes	(1,641)	—	(1,641)	285	(160)	125

Income (loss) before discontinued operations and cumulative effect of change in accounting principle	(1,826)	3,729	1,903	119	241	360
Loss from discontinued operations (including $1.6 million loss on disposal in 2003), net of related tax benefit of $743 in 2002	(3,441)	—	(3,441)	(2,622)	—	(2,622)
Cumulative effect of change in accounting principle	—	—	—	(1,411)	(20,355)	(21,766)

Net income (loss)	$(5,267)	$3,729	$(1,538)	$(3,914)	$(20,114)	$(24,028)

Basic earnings (loss) per share:
Income (loss) before discontinued operations and cumulative effect of change in accounting principle	$(0.04)	$0.08	$0.04	$0.00	$0.01	$0.01
Loss from discontinued operations	(0.07)	—	(0.07)	(0.06)	—	(0.06)
Cumulative effect of change in accounting principle	—	—	—	(0.03)	(0.46)	(0.49)

Basic earnings (loss) per share	$(0.11)	$0.08	$(0.03)	$(0.09)	$(0.45)	$(0.54)

Diluted earnings (loss) per share:
Income (loss) before discontinued operations and cumulative effect of change in accounting principle	$(0.04)	$0.08	$0.04	$0.00	$0.01	$0.01
Loss from discontinued operations	(0.07)	$—	(0.07)	(0.05)	$—	(0.05)
Cumulative effect of change in accounting principle	—	—	—	(0.03)	(0.43)	(0.46)

Diluted earnings (loss) per share	$(0.11)	$0.08	$(0.03)	$(0.08)	$(0.42)	$(0.50)

Adjusted EBITDA:
Adjusted EBITDA from continuing operations	$6,351	$5,018	$11,369	$14,461	$2,099	$16,560
Adjusted EBITDA from discontinued operations	(2,225)	—	(2,225)	(2,021)	—	(2,021)

Total adjusted EBITDA	$4,126	$5,018	$9,144	$12,440	$2,099	$14,539

Adjusted EBITDA per basic share	$0.09	$0.10	$0.19	$0.28	$0.05	$0.33

Adjusted EBITDA per diluted share	$0.08	$0.10	$0.19	$0.26	$0.04	$0.30

Basic shares outstanding			48,438			44,256

Diluted shares outstanding			49,347			47,786

Capital Expenditures			$3,143			$4,574

Hypercom Corporation
CONSOLIDATED BALANCE SHEETS

(amounts in thousands)	June 30, 2003
	(unaudited)	December 31, 2002

ASSETS
Cash and cash equivalents	$47,146	$23,069
Restricted cash	4,474	6,777
Accounts receivable, net	57,917	54,320
Current portion of net investment in direct financing leases	8,980	11,812
Current portion of net investment in sales-type leases	11,110	9,774
Inventories, net	43,562	46,406
Income tax receivable	—	9,118
Prepaid income taxes	468	425
Prepaid expenses and other current assets	20,033	16,544
Long-lived assets held for sale	870	660
Assets of discontinued operations held for sale	—	8,834

Total current assets	194,560	187,739
Property, plant and equipment, net	31,554	30,214
Net investment in direct financing leases	11,693	15,392
Net investment in sales-type leases	12,056	11,213
Intangible assets, net	3,893	4,633
Other long-term assets	9,245	10,812

Total assets	$263,001	$260,003

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$27,537	$20,553
Accrued payroll and related expenses	6,826	6,419
Accrued sales and other taxes	6,172	7,187
Accrued liabilities	7,070	6,572
Deferred revenue	2,248	1,999
Income taxes payable	1,968	1,707
Current portion of long-term debt	6,454	13,331
Liabilities of discontinued operations held for sale	—	649

Total current liabilities	58,275	58,417
Long-term obligations	12,120	12,471

Total liabilities	$70,395	$70,888
Stockholders’ equity	192,606	189,115

Total liabilities and stockholders’ equity	$263,001	$260,003

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

(amounts in thousands)

	Three-Months Ended June 30, 2003			Six-Months Ended June 30, 2003

	Core			Core
	Business	GEL	Total	Business	GEL	Total
Cash flows from operating activities:
Net income (loss) from continuing operations	$976	$2,020	$2,996	$(1,826)	$3,729	$1,903
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of deferred financing costs	224	141	365	448	283	731
Depreciation/Amortization	2,226	358	2,584	4,602	616	5,218
Bad debt expense	(72)	(362)	(434)	1,048	(362)	686
Deferred components of direct financing leases	—	(117)	(117)	—	(183)	(183)
Provision for losses on direct financing leases	—	1,374	1,374	—	3,013	3,013
Provision for losses on sales-type leases	153	—	153	314	—	314
Provision for excess and obsolete inventory	1,308	—	1,308	2,014	—	2,014
Foreign currency loss	483	—	483	946	—	946
Changes in operating assets and liabilities	(1,632)	751	(881)	10,068	633	10,701

Net cash provided by operating activities	3,666	4,165	7,831	17,614	7,729	25,343

Cash flows from investing activities:
Principal payments received on direct-finance leases	—	2,907	2,907	—	6,024	6,024
Decrease in restricted cash	—	1,074	1,074	—	2,303	2,303
Funding of direct-finance leases	—	(1,874)	(1,874)	—	(3,596)	(3,596)
Acquisition of other assets	(244)	—	(244)	(709)	—	(709)
Purchase of property, plant, & equipment	(948)	(186)	(1,134)	(2,832)	(311)	(3,143)

Net cash (used in) provided by investing activities	(1,192)	1,921	729	(3,541)	4,420	879

Cash flows from financing activities:
Repayment of bank notes payable and other debt instruments	(357)	(4,270)	(4,627)	(728)	(7,714)	(8,442)
Intercompany advances	524	34	558	802	24	826
Proceeds from issuance of common stock	4,937	—	4,937	5,029	—	5,029

Net cash provided by (used in) financing activities	5,104	(4,236)	868	5,103	(7,690)	(2,587)

Effect of exchange rate changes on cash	343	—	343	412	—	412

Net increase in cash flows from continuing operations	7,921	1,850	9,771	19,588	4,459	24,047
Net increase in cash flows from discontinued operations	46	—	46	30	—	30
Cash & cash equivalents, beginning of period	29,431	7,898	37,329	17,780	5,289	23,069

Cash & cash equivalents, end of period	$37,398	$9,748	$47,146	$37,398	$9,748	$47,146

Note 1: Reconciliation of Non-GAAP Measures:

This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Corporation has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted EBITDA is presented in the earnings release because management believes that it is of interest to its investors. The Corporation defines adjusted EBITDA as earnings before interest, income taxes, depreciation, and amortization, adjusted to exclude foreign currency gains and losses, and certain other material non-cash unusual or infrequently occurring items. Adjusted EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. Adjusted EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

Below is a reconciliation of income before taxes, discontinued operations, and cumulative effect of change in accounting principle to adjusted EBITDA from continuing operations (amounts in thousands):

	Three Months Ended

	June 30, 2003			June 20, 2002

	Core			Core
Adjusted EBITDA from continuing operations:	Business	GEL	Total	Business	GEL	Total

Income before income taxes and discontinued operations	$1,928	$2,020	$3,948	$1,539	$236	$1,775
Depreciation expense	1,620	358	1,978	1,986	150	2,136
Amortization expense	606	—	606	884	—	884
Foreign currency loss	483	—	483	2,187	—	2,187
Interest	447	296	743	726	658	1,384

Adjusted EBITDA from continuing operations	$5,084	$2,674	$7,758	$7,322	$1,044	$8,366

	Six Months Ended

	June 30, 2003			June 20, 2002

	Core			Core
Adjusted EBITDA from continuing operations:	Business	GEL	Total	Business	GEL	Total

Income (loss) before income taxes, discontinued operations, and cumulative effect of change in accounting principle	$(185)	$3,729	$3,544	$(166)	$401	$235
Depreciation expense	3,178	616	3,794	4,036	336	4,372
Amortization expense	1,423	—	1,423	1,506	—	1,506
Foreign currency loss	946	—	946	3,779	—	3,779
Interest	989	673	1,662	2,688	1,362	4,050
Loss on early extinguishment of debt	—	—	—	2,618	—	2,618

Adjusted EBITDA from continuing operations	$6,351	$5,018	$11,369	$14,461	$2,099	$16,560

Below is a reconciliation of the loss from discontinued operations to adjusted EBITDA from discontinued operations (amounts in thousands):

	Three Months Ended

	June 30, 2003			June 30, 2002

	Core			Core
Adjusted EBITDA from discontinued operations:	Business	GEL	Total	Business	GEL	Total

Loss from discontinued operations	$(2,504)	$—	$(2,504)	$(886)	$—	$(886)
Income tax benefit	—	—	—	(389)	—	(389)
Non-cash asset write-downs	1,063	—	1,063	—	—	—
Depreciation expense	—	—	—	142	—	142
Amortization expense	—	—	—	631	—	631
Foreign currency (gain) loss	102	—	102	(179)	—	(179)
Interest	9	—	9	9	—	9

Adjusted EBITDA from discontinued operations	$(1,330)	$—	$(1,330)	$(672)	$—	$(672)

	Six Months Ended

	June 30, 2003			June 30, 2002

	Core			Core
Adjusted EBITDA from discontinued operations:	Business	GEL	Total	Business	GEL	Total

Loss from discontinued operations	$(3,441)	$—	$(3,441)	$(2,622)	$—	$(2,622)
Income tax benefit	—	—	—	(743)	—	(743)
Non-cash asset write-downs	1,063	—	1,063	—	—	—
Depreciation expense	—	—	—	268	—	268
Amortization expense	—	—	—	1,237	—	1,237
Foreign currency (gain) loss	122	—	122	(191)	—	(191)
Interest	31	—	31	30	—	30

Adjusted EBITDA from discontinued operations	$(2,225)	$—	$(2,225)	$(2,021)	$—	$(2,021)